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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned Directors of PHOENIX FOOTWEAR GROUP, INC. do hereby constitute and appoint James R. Riedman and Richard E. White their true and lawful attorneys and agents, to execute the Phoenix Footwear Group, Inc. Annual Report on Form 10-K for the fiscal year ended January 1, 2005, for us and in our names as Directors, to comply with the Securities Exchange Act of 1934, and the rules, regulations and requirements of the Securities and Exchange Commission in connection therewith.

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

                /s/ FREDRICK PORT                                   Dated: April 1, 2005
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                  Fredrick Port


               /s/ STEVEN DEPERRIOR                                 Dated: April 1, 2005
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                 Steven DePerrior


                /s/ GREGORY HARDEN                                  Dated: April 1, 2005
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                  Gregory Harden


               /s/ JAMES R. RIEDMAN                                 Dated: April 1, 2005
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                 James R. Riedman


               /s/ WILHELM PFANDER                                  Dated: April 1, 2005
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                 Wilhelm Pfander


                 /s/ JOHN KRATZER                                   Dated: April 1, 2005
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                   John Kratzer


               /s/ RICHARD E. WHITE                                 Dated: April 1, 2005
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                 Richard E. White


                 /s/ JOHN ROBBINS                                   Dated: April 1, 2005
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                   John Robbins
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